UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 12, 2021
Date of Report (Date of earliest event reported)

ChampionX Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-38441	82-3066826
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2445 Technology Forest Blvd
Building 4, 12th Floor
The Woodlands, TX 77381
(Address of principal executive offices and zip code)
(281) 403-5772
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CHX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     As described in Item 5.07 below, on May 12, 2021, at the 2021 Annual Meeting of Shareholders (“2021 Annual Meeting”) of ChampionX Corporation (the “Company” or “ChampionX”), shareholders approved the Company’s Amended and Restated 2018 Equity and Cash Incentive Plan (the “Restated Plan”). The Restated Plan was adopted by the Company’s Board of Directors (the “Board”) and effective on February 18, 2021, subject to shareholder approval at the 2021 Annual Meeting.
The Restated Plan is substantially similar to the Company's Amended and Restated 2018 Equity and Cash Incentive Plan that was approved by shareholders at the Company's 2020 Annual Meeting of Shareholders (the "2020 Plan"), except that the Restated Plan:

•increases the number of shares of common stock that may be issued under the 2020 Plan from 18,225,000 shares to 31,425,000 shares under the Restated Plan, an increase of 13,200,000 shares; and
•eliminates the use of the fungible share counting provision for purposes of new awards.

A summary of the material terms of the Restated Plan is included in the Company’s proxy statement for the 2021 Annual Meeting under the heading “Item 4: Approval of the Amended and Restated 2018 Equity and Cash Incentive Plan,” which was filed by the Company on Schedule 14A with the Securities and Exchange Commission on March 30, 2021. This is qualified in its entirety by the full text of the Restated Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)-(b) The Company's 2021 Annual Meeting was held on May 12, 2021. Holders of an aggregate of 201,018,270 shares of the Company’s common stock at the close of business on March 15, 2021 were entitled to vote at the meeting, of which 190,798,147, or approximately 95% of the eligible voting shares, were represented in person or by proxy. The final results of the matters voted upon at the meeting, which are more fully described in the Company’s proxy statement, are as follows:

1.The two directors nominated to the Board as Class III directors to serve until the Company’s 2022 annual meeting of shareholders were elected:

Nominee	For	Withheld	Broker Non-Vote
Sivasankaran Somasundaram	182,198,987	1,916,409	6,682,751
Stephen K. Wagner	180,769,299	3,346,097	6,682,751

2.The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm was ratified:

For	Against	Abstain
190,668,909	21,104	108,134

3.The compensation of the Company's named executive officers for 2020 ("Say-on-Pay") was approved on an advisory basis:

For	Against	Abstain	Broker Non-Vote
178,899,744	5,054,861	160,791	6,682,751

4.The Amended and Restated 2018 Equity and Cash Incentive Plan was approved:

For	Against	Abstain	Broker Non-Vote
177,437,315	6,524,249	153,832	6,682,751

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

The Company hereby files the following exhibits:

Exhibit No.	Description

10.1	ChampionX Corporation Amended and Restated 2018 Equity and Cash Incentive Plan effective as of February 18, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ChampionX Corporation

Date: May 12, 2021	By:	/s/ JULIA WRIGHT
Julia Wright
Senior Vice President, General Counsel and Secretary